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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 14, 2004

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16014 (Commission File Number)	23-2417713 (IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO (Address of principal executive offices)		80111 (Zip Code)

(303) 268-6300
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On November 18, 2004, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an order, effective November 14, 2004, approving the motion filed by Adelphia Communications Corporation (the "Company") and certain of its debtor-in-possession subsidiaries (the "Debtors") to postpone the conversion of the Company's 7.5% Series E Mandatory Convertible Preferred Stock (the "Series E Preferred Stock") into shares of the Company's Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), until February 1, 2005, to the extent it otherwise would have occurred on November 15, 2004. The Company formally amended the certificate of designations relating to the Series E Preferred Stock (the "Certificate of Designations"), on November 18, 2004, by replacing the date November 15, 2004 with the date February 1, 2005 in the Certificate of Designations' provision relating to the automatic conversion.

        Pursuant to the terms of the Certificate of Designations, all shares of Series E Preferred Stock were to automatically convert, on November 15, 2004, into that number of shares of Class A Common Stock determined based on a conversion ratio described in the Certificate of Designations. On October 29, 2004, the Debtors filed the initial motion to postpone the conversion, to the extent such conversion was not already stayed by the Company's bankruptcy filing, in order to protect their net operating loss carryovers.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3.1	Certificate of Amendment of Certificate of Designations, Preferences, and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of 7.5% Series E Mandatory Convertible Preferred Stock of Adelphia Communications Corporation, dated November 18, 2004.

Cautionary Statement Regarding Financial and Operating Data

        As a result of actions taken by management of the Company during the time that members of the Rigas family held senior executive positions: (a) the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the years ended December 31, 2003, 2002 and 2001; (b) the Company's former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew the audit reports it had issued with respect to the financial statements of the Company; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2004, June 30, 2004, March 31, 2004, September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and possibly other periods. New management took control of the Company in May 2002, retained new independent auditors and began the preparation of financial statements for the periods in question. Current management believes that the public information provided by certain members of the Rigas family on other matters of interest to investors, such as the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards, was unreliable. Until the completion of the restatement and the disclosure of restated financial results, previously reported financial information and other public information provided by the Rigas family should not be relied upon and information contained in this report may have to be updated or supplemented. The Company is working to complete the restatement as promptly as possible and to obtain the opinion of its independent auditors on such restated financial statements. Receipt of an audit opinion with respect to the restated financial statements is a condition to consummation of the Company's proposed plan of reorganization and to consummation of the Company's proposed exit financing facilities.

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Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)
	By:	/s/ Brad M. Sonnenberg
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of Certificate of Designations, Preferences, and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of 7.5% Series E Mandatory Convertible Preferred Stock of Adelphia Communications Corporation, dated November 18, 2004.

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  Item 3.03 Material Modification to Rights of Security Holders.
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX